Exhibit 10.3

AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)		è	RATING	DO-A7	PAGE of 1	PAGES 18

2. CONTRACT (PROC. INST. IDENT.) NO. FA8650-04-C-7120	3. EFFECTIVE DATE		4. REQUISITION /PURCHASE REQUEST / PROJECT NO. See Section G

5. ISSUED BY AFRL/PKDA USAF/AFMC AIR FORCE RESEARCH LABORATORY 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 MARK A. WADE (937)-255-2206 mark.wade@wpafb.af.mil	CODE	FA8650	6. ADMINISTERED BY (IF OTHER THAN ITEM 5) DCMA SANTA ANA 34 CIVIC CENTER PLAZA ROOM 813A SANTA ANA CA 92701 DCMAW-GAGROUPLEADERS@DCMA.MIL			CODE	S0513A
SCD: C PAS: (NONE)

7.NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)		8. DELIVERY
IRVINE SENSORS CORPORATION 3001 REDHILL AVE BLDG 3-108 COSTA MESA CA 92626-4526 (714) 444-8760	MAILING DATE	☐ FOB Origin ☒ Other (see below)
	MAY 28 2004	9. DISCOUNT FOR PROMPT PAYMENT N
		10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO	ITEM See Block
CAGE CODE 3CWX4	FACILITY CODE	THE ADDRESS SHOWN IN è	12

11. SHIP TO / MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	HQ0339

See Section F		DFAS COLUMBUS CENTER DFAS-CO/WEST ENTITLEMENT OPS P.O. BOX 182381 COLUMBUS OH 43218-2381 EFT: T

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION		14. ACCOUNTING AND APPROPRIATION DATA See Section G

15A. ITEM NO See Section B	15B. SUPPLIES/SERVICES	15C. QUANTITY 15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
		15G. TOTAL AMOUNT OF CONTRACT è	$3,256,427.00

16. Table of Contents

	SEC	DESCRIPTION	PAGE(S)		SEC	DESCRIPTION	PAGE(S)
		PART I - THE SCHEUDLE				PART II - CONTRACT CLAUSES
✓	A	SOLICITATION/CONTRACT FORM	1	✓	I	CONTRACT CLAUSES	14
✓	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2	PART III – LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
✓	C	DESCRIPTION/SPECS./WORK STATEMENT	5	✓	J	LIST OF ATTACHMENTS	18
✓	D	PACKAGING AND MARKING	6	PART IV - REPRESENTATIONS AND INSTRUCTIONS
✓	E	INSPECTION AND ACCEPTANCE	7		K	REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
✓	F	DELIVERIES OR PERFORMANCE	8
✓	G	CONTRACT ADMINISTRATION DATA	11		L	INSTRS., CONDS., AND NOTICES TO
✓	H	SPECIAL CONTRACT REQUIREMENTS	13		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ Contractor’s Negotiated Agreement

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continutation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents; (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ Award (Contractor is not required to sign this document).

Your offer on solicitation number__ including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to Items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT) John C. Carson President			20A. NAME OF CONTRACTING OFFICER SCOTT A. SIZEMORE

19B. Name of Contractor		19C. Date Signed	20B. United States of America		20C. Date Signed

by	/s/ John C. Carson	27 May 2004	by	/s/ Scott A. Sizemore	28 MAY 04
(signature of person authorized to sign)				(signature of Contracting Officer)

NSN 7540-01-152-8069 Previous Editions unusable ConWrite Version 6.1.3	STANDARD FORM 26 (Rev 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a) Created 27 May 2004 2:16 PM

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM	SUPPLIES OR SERVICES		Qty Purch Unit	Unit Price Total Item Amount
0001			1	$3,256,427.00
			Each	$3,256,427.00
	Noun:	RESEARCH AND DEVELOPMENT
	ACRN:	9
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:

Conduct Research entitled “3D Modular Integration for Massively Stacked Systems” in accordance with

Section C, Description/Specifications dated 19 May 04. Deliver data in accordance with Exhibit A,

Contract Data Requirements List, DD Form 1423, dated 09 April 04.

000101
	Noun:	Funding Info Only
	ACRN:	AA	$1,093,975.00
	PRIMIPR:	GWSSN04700731	$1,093,975.00

0002			1	NSP
			Lot	NSP
	Noun:	HARDWARE
	ACRN:	U
	NSN:	N - Not Applicable
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Deliver hardware in accordance with Section C Description/Specifications entitled, “3D Modular Integration for Massivley Stacked Systems”, dated 19 May 04.

0003	OPTION CLIN (supply)

	Noun:	OPTION 1
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:

Conduct Research entitled “3D Modular Integration for Massively Stacked Systems” in accordance with

Section C, Description/Specifications dated 19 May 04. Deliver data in accordance with Exhibit A,

Contract Data Requirements List, DD Form 1423, dated 09 April 04. If exercised, this CLIN will have a technical period of performance of 18 months.

SECTION B FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0004	OPTION CLIN (supply)

	Noun:	OPTION 1 HARDWARE
	NSN:	N - Not Applicable
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Deliver hardware in accordance with Section C Description/Specifications entitled, “3D Modular Integration for Massively Stacked Systems”, dated 19 May 04.

0005	OPTION CLIN (supply)

	Noun:	OPTION 2
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

0006	OPTION CLIN (supply)

	Noun:	OPTION 2 HARDWARE
	NSN:	N - Not Applicable
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Deliver hardware in accordance with Section C Description/Specifications entitled, “3D Modular Integration for Massively Stacked Systems”, dated 19 May 04.

SECTION B FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

B025 TYPE OF CONTRACT (MAY 2004)

This contract is a Cost Plus Fixed Fee (CPFF) type contract.

B049 OPTIONS (APR 2000)

The Government may require performance of the work required by CLIN(s) 0003 and 0004. The Contracting Officer shall provide written notice of intent to exercise this option to the Contractor on or before 17 MARO. If the Government exercises this option(s) by 18 MARO, the Contractor shall perform at the estimated cost and fee, if applicable, set forth as follows:

Option 1

Est. Cost:	$3,180,519
Fixed Fee:	$230,882
Total:	$3,411,401

The Government may require performance of the work required by CLIN(s) 0005 and 0006. The Contracting Officer shall provide written notice of intent to exercise this option to the Contractor on or before 35 MARO. If the Government exercises this option by 36 MARO, the Contractor shall perform at the estimated cost and fee, if applicable, set forth as follows:

Option 2

Est. Cost:	$1,781,175
Fixed Fee:	$165,447
Total:	$1,946,622

If Option 1 is exercised, the approved Final Report will be due four months after the technical effort (40 MARO), unless Option 2 is exercised, then the approved Final Report will be due four months after the Option 2 technical effort (52 MARO). If no Option is exercised, then the approved Final Report will be due four months after the Base technical effort (22 MARO).

B054 IMPLEMENTATION OF LIMITATION OF FUNDS (FEB 2003) (TAILORED)

The sum allotted to this contract and available for payment of costs and fixed fee in accordance with the clause in Section I entitled “Limitation of Funds” is $1,093,975, which covers all contractual items through 31 Oct 2004.

B058 PAYMENT OF FEE (CPFF) (FEB 2003)

The estimated cost and fee for this contract are shown below. The applicable fixed fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated Cost $3,033,795.00

Fee $222,632.00

SECTION B FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C003 INCORPORATED DOCUMENTS/REQUIREMENTS (APR 1998)

Statement of Work entitled “3D Modular Integration for Massively Stacked Systems” dated 19 May 04.

SECTION C FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION D - PACKAGING AND MARKING

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION D FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-09	INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR 1984)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2003)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E006 RECEIVING REPORT (DD FORM 250) MAILING ADDRESS (APR 1998)

(a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

Guy D. Couturier, AFRL/SNDI, 2241 Avionics Circle, Ste 20, WPAFB, OH 45433-7322

(b) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items. Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

(c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

Guy D. Couturier, AFRL/SNDI, 2241 Avionics Circle, Ste 20, WPAFB, OH 45433-7322

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, Guy D Couturier, AFRLSNDI, 2241 Avionics Circle, Ste 20, Wright-Patterson AFB, OH 45433-7322, (937) 255-4557 x3440.

SECTION E FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI		DATE
0001		1				22	MARO

	Noun:	RESEARCH AND DEVELOPMENT
	ACRN:	9

Descriptive Data:

The scheduled delivery date for the approved final technical report is 22 months after mailing date. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 9 Apr 04. The technical effort must be completed no later than 18 months after mailing date. See DD Form 1423 for mailing address.

0002		1	FY 1456			22	MARO

	Noun:	HARDWARE
	ACRN:	U

Descriptive Data:

The scheduled delivery date for hardware is 22 months after mailing date of the contract. The shipping address is: FY1456, Det 1 AFRL/WS, Bldg 198, Area B, 2231 MonohanWay, WPAFB, OH 45433-7034, M/F: (Include the contract number and the AF Project Engineer’s name, symbol, and phone number on the shipping documents).

SECTION F FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15	STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

(a) “MAC” and “MARO” mean “months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)”.

(b) “WARO” means “weeks after the effective date for award of the contractual action”.

(c) “DARO” means “days after the effective date for award of the contractual action”.

(d) “ASREQ” means “as required”. Detailed delivery requirements are then specified elsewhere in Section F.

F005 DELIVERY OF REPORTS (OCT 1998) (TAILORED)

(a) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

(b) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or as shown below:

AFRL/SNDI

Guy D. Couturier

2241 Avionics Circle, Ste 20

WPAFB, OH 45433-7322

email address: guy.couturier@wpafb.af.mil

(CDRLS A001-A007)

AFRL/SNF

Attn: Dave Paxton

2241 Avionics Circle, Bldg 620

Wright-Patterson AFB OH 45433

email address: AFRL.SNF.Office-Account@wpafb.af.mil

(CDRLS A002 and A003 )

SECTION F FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION F -DELIVERIES OR PERFORMANCE

DARPA/MTO

Atnn: Dr. Daniel Radack

3701 North Fairfax Ave

Alington, VA 22203-1714

email address: dradack@darpa.mil

(CDRLS A001, A004, A005, A006, A007)

SECTION F FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data			Obligation Amount
AA				$1,093,975.00
	97 40400 1302 D14 47R2 4Y1000 6SDM00 0S760 62712E 503000 F03000
	Funding breakdown:	On CLIN 000101:	$1,093,975.00
	PRIMIPR:	GWSSN04700731	$1,093,975.00
	JON: ARPSNDAQ
	ARPA Order Number:	S760/01 dated 21 Apr 2004
	Descriptive data:
	FY 04 INCREMENTAL FUNDING
	CSN: J4C265

SECTION G FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G002 PROGRAM MANAGER (MAY 1997)

Program Manager: Guy D. Couturier, AFRL/SNDI, (937) 255-4557 x3440

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAR 2001)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED
AA	000101	$1,093,975.00

a. This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA,AB,etc). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

b. Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payments instructions are provided as part of a contract modification.

G006 INVOICE AND PAYMENT - COST REIMBURSEMENT (FEB 1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

G014 IMPLEMENTATION OF PATENT RIGHTS CLAUSE (SEP 1999)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to AFMC LO/JAZI, Bldg 11, Area B, 2240 B Street, Suite 5, WPAFB OH45433-7109.

The AFMC LO/JAZI patent administrator can be reached at (937) 255-5270

This notice also constitutes a request (see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

SECTION G FA8650-04-C-7120

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H033 SOLICITATION NUMBER (APR 1998)

Solicitation Number: DARPA BAA 03-25

SECTION H FA8650-04-C-7120

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Material Command FAR Sup, and are current through the following updates:

Database_Version: 6.1.x.500; Issued: 5/25/2004; FAR: FAC 2001-23; DFAR: DCN20040513; DL.: DL 98-021; Class Deviations: CD 2003o0003; AFFAR: 2002 Edition; AFMCFAR: AFMCAC 02-03; AFAC: AFAC 2004-0419; IPN: 98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (DEC 2001)
52.203-03	GRATUITIES (APR 1984)
52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 2003)
52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.204-07	CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.209-06	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)
52.211-05	MATERIAL REQUIREMENTS (AUG 2000)
52.215-02	AUDIT AND RECORDS — NEGOTIATION (JUN 1999)
52.215-08	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-13	SUBCONTRACTOR COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-14	INTEGRITY OF UNIT PRICES (OCT 1997)
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (JAN 2004)
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.216-07	ALLOWABLE COST AND PAYMENT (DEC 2002)
52.216-08	FIXED FEE (MAR 1997)
52.219-08	UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)
52.222-01	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990) Para (a), Dollar amount is ‘$0.00’
52.222-03	CONVICT LABOR (JUN 2003)
52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	EQUAL OPPORTUNITY (APR 2002)
52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)

SECTION I FA8650-04-C-7120

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.223-06	DRUG-FREE WORKPLACE (MAY 2001)
52.223-14	TOXIC CHEMICAL RELEASE REPORTING (AUG 2003)
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (DEC 2003)
52.227-01	AUTHORIZATION AND CONSENT (JUL 1995) - ALTERNATE I (APR 1984)
52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)
52.227-11	PATENT RIGHTS — RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1997) Para (1), Communications: ‘“The contractor shall forward the invention reports called for by the Patents Rights clause through the Administrative Contracting Office addressed through AFMC LO/JAZI, 2240 B Street, Room 100, Wright-Patterson AFB, OH 45433-7109. Invention reports may be e-mailed to: afmclo.jaz@wpafb.af.mil <mailto:afmclo.jaz@wpafb.af.mil>. Ensure e-mail includes your contract number, followed by the words “Invention Reporting” on the subject line.” “The contractor shall forward the invention reports called for by the Patents Rights clause through the Administrative Contracting Office addressed through AFMC LO/JAZI, 2240 B Street, Room 100, Wright-Patterson AFB, OH 45433-7109. Invention reports may be e-mailed to: afmclo.jaz@wpafb.af.mil <mailto:afmclo.jaz@wpafb.af.mil>. Ensure e-mail includes your contract number, followed by the words “Invention Reporting” on the subject line.’”
52.228-07	INSURANCE — LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-09	LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17	INTEREST (JUN 1996)
52.232-22	LIMITATION OF FUNDS (APR 1984)
52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)
52.232-25	PROMPT PAYMENT (OCT 2003)
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.233-01	DISPUTES (JUL 2002)
52.233-03	PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)
52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-03	PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13	BANKRUPTCY (JUL 1995)
52.243-02	CHANGES — COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.243-06	CHANGE ORDER ACCOUNTING (APR 1984)
52.243-07	NOTIFICATION OF CHANGES (APR 1984) Para (b), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’ Para (d), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’
52.244-02

SUBCONTRACTS (AUG 1998) - ALTERNATE I (AUG 1998)

Para (e), Contractor shall obtain the Contracting Officer’s written consent before placing the following subcontracts: ‘N/A’

Para (k), Insert subcontracts which were evaluated during negotiations: ‘NONE’

52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)
52.245-05	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (DEVIATION) (JAN 1986)
52.246-23	LIMITATION OF LIABILITY (FEB 1997)
52.247-01	COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)
52.247-67	SUBMISSION OF COMMERCIAL TRANSPORTATION BILLS TO THE GENERAL SERVICES ADMINISTRATION FOR AUDIT (JUN 1997)
52.249-06	TERMINATION (COST-REIMBURSEMENT) (SEP 1996)
52.249-14	EXCUSABLE DELAYS (APR 1984)
52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

SECTION I FA8650-04-C-7120

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES (MAR 1999)
252.203-7002	DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004	ALTERNATE A TO FAR 52.204-7, CENTRAL CONTRACTOR REGISTRATION (NOV 2003)
252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)
252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.215-7000	PRICING ADJUSTMENTS (DEC 1991)
252.225-7004	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (APR 2003)
252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (FEB 2003)
252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS (APR 2003)
252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (APR 2003)
252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS (APR 2003)
252.225-7030	RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL PLATE (APR 2003)
252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL (APR 2003)
252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (OCT 2003)
252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995)
252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7034	PATENTS—SUBCONTRACTS (APR 1984)
252.227-7036	DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.227-7039	PATENTS—REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS (JAN 2004)
252.235-7010

ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)

Para (a), name of contracting agency(ies): ‘United States Air Force’

Para (a), contract number(s): ‘FA8650-04-C-7120’

Para (b), name of contracting agency(ies): ‘United States Air Force’

252.235-7011	FINAL SCIENTIFIC OR TECHNICAL REPORT (SEP 1999)
252.242-7000	POSTAWARD CONFERENCE (DEC 1991)
252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS) (MAR 2000)
252.245-7001	REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)

C. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.227-9000	EXPORT-CONTROLLED DATA RESTRICTIONS (AFMC) (JUL 1997)

SECTION I FA8650-04-C-7120

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

This is a rated order certified for national defense use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

SECTION I FA8650-04-C-7120

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE
EXHIBIT A	8	09 APR 2004	CONTRACT DATA REQUIREMENTS LIST (DD FORM 1423-1)

ATTACHMENT 1	4	19 MAY 2004	STATEMENT OF WORK ENTITLED “3D MODULAR INTEGRATION FOR MASSIVELY STACKED SYSTEMS”

SECTION J FA8650-04-C-7120

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)			Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:

0001		A		N/A REF: DOD 5010.12-M
TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR

ARPSNDAQ		FA8650-04-C-7120		Irvine Sensors

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE

A001	SCIENTIFIC AND TECHNICAL REPORTS		Final Report

4. AUTHORITY (Date Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MISC-80711A/T		CSOW		AFRL/SNDI

7. DD 250 REQ XX	9. DIST STATEMENT REQUIRED X	10. FREQUENCY ONE/R	12. DATE OF FIRST SUBMISSION **	14. DISTRIBUTION
8. APP CODE A		11. AS OF DATE *	13. DATE OF SUBSEQUENT SUBMISSION ***	a. ADDRESSEE	b. COPIES
					Draft	Final
16. REMARKS						Reg	Repro
				AFRL/SNDI	3	-	0
Tailored to require the official AFRL and DARPA emblems to be placed in the upper right hand corner of the front cover				DARPA/MTO	1	0	0
with affected entries adjusted as required (AFRL will supply a copy of the emblem); Block 10, is clarified so that, “Pursuant to DFARS 252.235 - 7011, the Government will forward the approved final report to the Defense Technical Information Center (DTIC) to fulfill the DTIC submission requirement. The Contractor shall not submit the final report directly to DTIC.”

Approval/disapproval by letter from the Air Force Program Manager within 60 days after receipt. Disapproval requires correction/resubmission within 30 days after receipt of Air Force comments.

Draft report shall be unbound, in standard size type, double-spaced and single-sided.

Reproducibles shall be 1). a CAMERA READY, unbound, suitable for offset reproductions, and 2). On 3.5” floppy disk (or CD-ROM, or ZIP drive disk) compatible with MS-Office for Windows, and both shall incorporate all changes made in the corrected draft. All photos shall be glossy finished. Submit the reproducible(s) with the final corrected version only.

The contractor is reminded that the National Industrial Security Program Operating Manual, DOD 5220.22-M, Chapter 4, Paragraph 4-208 (a), dated January 1995 requires that records be maintained when documents derive classified from multiple sources.

* 18 MAC if only the Baseline effort is purchased. 36 MAC if Option 1 is excercised. 48 MAC if Option 2 is excercised.

** One month after date in Block 11.

*** Three months after date in Block 12.

				15. TOTAL	4	1	0

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY Guy D. Couturier AFRL/SNDI, (937) 255-4557 Ext: 3440		H. DATE 09-APR-04	I. APPROVED BY /s/ Karen E. Ragland Karen E. Ragland Data Manager Det _ AFRL/WSC		J. DATE 09-APR-04 _

DD FORM 1423-1, JUN 90	Previous editions are obsolete	PAGE 1-A of 7 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)			Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:

0001		A		N/A REF: DOD 5010.12-M
TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR

ARPSNDAQ		FA8650-04-C-7120		Irvine Sensors

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE

A002	SCIENTIFIC AND TECHNICAL REPORTS		Contractor’s Billing Voucher

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE

DI-MISC-80711A/T		CSOW		AFRL/SNDI

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED B	10. FREQUENCY MTHLY	12. DATE OF FIRST SUBMISSION **	14. DISTRIBUTION
8. APP CODE N/A		11. AS OF DATE *	13. DATE OF SUBSEQUENT SUBMISSION **	a. ADDRESSEE	b.COPIES
					Draft	Final
16. REMARKS						Reg	Repro
				ADMIN/ACO	0	1	0
Tailored 1.) to require only a photocopy of the contractor’s billing voucher which is prepared by the contractor to receive payment for this contract’s work, and 2.) to require the reporting of current Earned, Billed and Paid funds as defined herein. Block 10 is clarified				AFRL/CO	0	1	0
				AFRL/SNDI	0	1	0
				AFRL/SNF	0	1	0

Earned means amount of funds earned by the contractor and the suppliers or subcontractor’s through labor or material purchases.

Billed means amount of funds that have been billed to the government by the contractor.

Paid means the amount of funds paid by the government to the contractor.

* At the end of the contractor’s monthly accounting period.

** 25 days after Block 11 time.

Submit via email.

				15. TOTAL	0	4	0

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY Guy D. Couturier AFRL/SNDI, (937) 255-4557 Ext: 3440		H. DATE 09-APR-04	I. APPROVED BY /s/ Karen E. Ragland Karen E. Ragland Data Manager Det _ AFRL/WSC		J. DATE 09-APR-04 _

DD FORM 1423-1, JUN 90	Previous editions are obsolete	PAGE 2-A of 7 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)			Form Approved OMB No. 0704 - 0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:

0001		A		N/A REF: DOD 5010.12-M

TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR

ARPSNDAQ		FA8650-04-C-7120		Irvine Sensors

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE

A003	FUNDS AND MAN-HOUR EXPENDITURE REPORT

4. AUTHORITY (Data Acquisition Document No.)		5.CONTRACT REFERENCE		6. REQUIRING OFFICE

DI-FNCL-80331/T		CSOW		AFRL / SNDI

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED B	10. FREQUENCY MTHLY	12. DATE OF FIRST SUBMISSION **	14. DISTRIBUTION
8. APP CODE N/A		11. AS OF DATE *	13. DATE OF SUBSEQUENT SUBMISSION **	a. ADDRESSEE	b. COPIES
					Draft	Final
16. REMARKS						Reg	Repro
Tailored to allow contractor’s format.				ADMIN/ACO	0	1	0
				AFRL/CO	0	1	0
Submit via e-mail.				AFRL/SNDI	0	1	0
				AFRL/SNF	0	1	0
* At the close of the contractor’s monthly accounting period.

** 25 days after Block 11 time.

				15. TOTAL	0	4	0

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY Guy D. Couturier AFRL/SNDI, (937) 255-4557 Ext: 3440		H. DATE 09-APR-04		I. APPROVED BY /s/ Karen E. Ragland Karen E. Ragland Data Manager Det _ AFRL/WSC	J. DATE 09-APR-04 _

DD FORM 1423-1, JUN 90	Previous editions are obsolete	PAGE 3-A of 7 Pages

CONTRACT DATA REQUIREMENT LIST (1 Data Item)			Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:

0001		A		N/A REF: DOD 5010.12-M

TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR

ARPSNDAQ		FA8650-04-C-7120		Irvine Sensors

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE

A004	PRESENTATION MATERIAL

4. AUTHORITY (Data Acquisition Document No.)		5.CONTRACT REFERENCE		6. REQUIRING OFFICE

DI-ADMN-81373/T		CSOW		AFRL / SNDI

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED X	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
8. APP CODE N/A		11. AS OF DATE *	13. DATE OF SUBSEQUENT SUBMISSION *	a. ADDRESSEE	b. COPIES
					Draft	Final
16. REMARKS						Reg	Repro

Tailored to require view graphs or hardcopy and computer generated file.				AFRL/SNDI	0	1	0
				DARPA/MTO	0	1	0
ASREQ means as required to document topics under discussion at briefings and reviews.

* Submit at each briefing or review as appropriate

Maximum # of view graphs shall not exceed 500 for the baseline contract. Maximum # of viewgraphs shall not exceed 500 for option1. Maximum # of viewgraphs shall not exceed 500 for option 2.

Submit reproducible on media compatible with MS-Office for windows.

				15. TOTAL	0	2	0

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY Guy D. Couturier AFRL/SNDI, (937) 255-4557 Ext: 3440		H. DATE 09-APR-04		I. APPROVED BY /s/ Karen E. Ragland Karen E. Ragland Data Manager Det _ AFRL/WSC	J. DATE 09-APR-04 _

DD FORM 1423-1, JUN 90	Previous editions are obsolete	PAGE 4-A of 7 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)			Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:

0001		A		N/A REF: DOD 5010.12-M

TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR

ARPSNDAQ		FA8650-04-C-7120		Irvine Sensors

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE

A005	STATUS REPORT		Monthly Report

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE

DI-MGMT-80368/T		CSOW		AFRL/SNDI

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED X	10. FREQUENCY MTHLY	12. DATE OF FIRST SUBMISSION *	14. DISTRIBUTION
8. APP CODE N/A		11. AS OF DATE *	13. DATE OF SUBSEQUENT SUBMISSION **	a. ADDRESSEE	b. COPIES
					Draft	Final
16. REMARKS						Reg	Repro

Tailored to allow contractor’s format and to delete Block 10, para 10. 2. 2. 3.				AFRL/SNDI	0	1	0
				DARPA/MTO	0	1	0
Submit via email, except when final report is due to be submitted, then omit this item.

* At the close of the contractor’s monthly accounting period.

** 25 days after Block 11 time.

				15. TOTAL	0	2	0

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY Guy D. Couturier AFRL/SNDI, (937) 255-4557 Ext: 3440		H. DATE 09-APR-04		I. APPROVED BY /s/ Karen E. Ragland Karen E. Ragland Data Manager Det _ AFRL/WSC	J. DATE 09-APR-04 _

DD FORM 1423-1, JUN 90	Previous editions are obsolete	PAGE 5-A of 7 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)			Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:

0001		A		N/A REF: DOD 5010.12-M

TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR

ARPSNDAQ		FA8650- 04-C-7120		Irvine Sensors

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE

A006	STATUS REPORT		Quarterly

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE

DI-MGMT-80368/ T		CSOW		AFRL/SNDI

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED X	10. FREQUENCY QRTLY	12. DATE OF FIRST SUBMISSION **	14. DISTRIBUTION
8. APP CODE N/A		11. AS OF DATE *	13. DATE OF SUBSEQUENT SUBMISSION **	a. ADDRESSEE	b. COPIES
					Draft	Final
16. REMARKS						Reg	Repro
Tailored to allow contractor’s format and to delete Block 10, para 10. 2. 2. 3.				AFRL/SNDI	0	1	0
				DARPA/MTO	0	1	0
ASREQ means as required to document topics under discussion at briefings and reviews.

Submit via email, except when final report is due to be submitted, then omit this item.

* At the close of the contractor’s monthly accounting period.

** 25 days after Block 11 time.

				15. TOTAL	0	2	0

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY Guy D. Couturier AFRL/SNDI, (937) 255-4557 Ext: 3440		H. DATE 09-APR-04		I. APPROVED BY /s/ Karen E. Ragland Karen E. Ragland Data Manager Det _ AFRL/WSC	J. DATE 09-APR-04 _

DD FORM 1423-1, JUN 90	Previous editions are obsolete	PAGE 6-A of 7 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)			Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:

0001		A		N/A REF: DOD 5010 . 12-M

TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR

ARPSNDAQ		FA8650-04-C-7120		Irvine Sensors

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE

A007	STATUS REPORT		Specification document or Test Report

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE

DI-MGMT-80368/T		CSOW		AFRL/SNDI

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED X	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION *	14. DISTRIBUTION
8. APP CODE N/A		11. AS OF DATE *	13. DATE OF SUBSEQUENT SUBMISSION *	a. ADDRESSEE	b. COPIES
					Draft	Final
16. REMARKS						Reg	Repro

Tailored to allow contractor’s format and to delete Block 10, para 10. 2. 2. 3.				AFRL/SNDI	0	1	0
				DARPA/MTO	0	1	0
Submit via email, except when final report is due to be submitted, then omit this item.

* At the close of the contractor’s monthly accounting period.

** 25 days after block 11 time.

				15. TOTAL	0	2	0
17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY Guy D. Couturier AFRL/SNDI, (937) 255-4557 Ext: 3440		H. DATE 09-APR-04		I. APPROVED BY /s/ Karen E. Ragland Karen E. Ragland Data Manager. Det _ AFRL/WSC	J. DATE 09-APR-04 _

DD FORM 1423-1, JUN 90	Previous editions are obsolete	PAGE 7-A of 7 Pages

INSTRUCTIONS FOR COMPLETING DD FORM 142

(See DoD 5010.12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL

Item A.	Self-explanatory.

Item B.	Self-explanatory.

Item C.	Mark (X) appropriate category: TDP - Technical Data Package; TM -Technical Manual; Other- other category of data, such as “Provisioning,” “Configuration Management”, etc.

Item D.	Enter name of system/item being acquired that data will support.

Item E.	Self-explanatory (to be filled in after contract award).

Item F.	Self-explanatory (to be filled in after contract award).

Item G.	Signature of preparer of CDRL.

Item H.	Date CDRL was prepared.

Item I.	Signature of CDRL approval authority.

Item J.	Date CDRL was approved.

Item 1.	See DoD FAR Supplement Subpart 4.71 for proper numbering.

Item 2.	Enter title as it appears on data acquisition document cited in Item 4.

Item 3.	Enter subtitle of data item for further definition of data item (optional entry).

Item 4.	Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or onetime DID number, that defines data content and format requirements.

Item 5.	Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).

Item 6.	Enter technical office responsible for ensuring adequacy of the data item.

Item 7.	Specify requirement for inspection/acceptance of the data item by the Government.

Item 8.	Specify requirement for approval of a draft before preparation of the final data item.

Item 9.	For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).

Item 10.	Specify number of times data items are to be delivered.

Item 11.	Specify as-of-data item, when applicable.

Item 12.	Specify when first submittal is required.

Item 13.	Specify when subsequent submittals are required, when applicable.

Item 14.	Enter addressees and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.

Item 15.	Enter total number of draft/final copies to be delivered.

Item 16.	Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents cited in item 4; Clarification of submittal dates in items 12 and 13; Explanation of reproducible copies in Item 14; Desired medium for delivery of the data item.

FOR THE CONTRACTOR

Item 17.	Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

a. Group I. Definition - Data which is not otherwise essential to the contractor’s performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

Estimated Price - Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

b. Group II. Definition - Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.

Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.

c. Group 111. Definition-Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

Estimated Price - Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

d. Group IV. Definition - Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

Estimated Price - Group IV items should normally be shown on the DD Form 1423 at no cost.

Item 18.	For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights of data. The Government’s right to use the data shall be governed by the pertinent provisions of the contract.

FA8650-04-C-7120	ATTACHMENT 1

SECTION C, DESCRIPTION/SPECIFICATIONS:

STATEMENT OF WORK FOR 3D MODULAR INTEGRATION

FOR MASSIVELY STACKED SYSTEMS

19 MAY 04

1.0 SCOPE:

1.1 Background: Present-day 2D architectures have a speed penalty for every change in packaging. The speed is fastest within the chip, slows down for intra-chip transfer, slows again for board to board transfer, and slows down to its’ slowest speed when it connects to the overall system bus. By developing a 3D architecture, a greater portion of the processing can be done at the higher speeds, thus achieving a faster result, or processing more information in the same amount of time.

1.2 Objective: The objective of this effort is to develop a 3D interconnect scheme that will operate at 80 TOPS (Tera-Operations Per Second) with a power consumption of 100 W. The proposed reconfigurable system combines the low power processing capabilities of application-specific analog 3D architectures with 3D field programmable gate arrays and a reconfigurable interconnect layer. The final deliverable is anticipated to consist of a 16 layer analog stack-up, a 12 layer processor and memory stack-up and a 4 layer routing stack-up. The stack-ups will be interconnected by micro-springs which will have a density of up to 10,000 interconnects/cm2. Thermal management will be managed on a variety of technologies; each layer will contain metal filled thermal plugs, there will be silicon based micro heat pipes and two-phase micro coolers will be inserted between layers.

2.0 APPLICABLE DOCUMENTS:

2.1 The applicable document for this effort is the Contractor’s original technical proposal titled “3D Modular Integration for Massively Stacked Systems” dated 4 Nov 03.

3.0 REQUIREMENTS:

3.1 Baseline Effort

3.1.1 System Analysis

3.1.1.1 The contractor shall analyze mission needs and military systems. A single selection shall be made and the functionality of this selection shall be detailed.

3.1.1.2 The contractor shall analyze commercial systems for applications to a 3D technology transition.

SECTION C, DESCRIPTION/SPECIFICATIONS:

3.1.2 Wafer-to-Layer Processes:

3.1.2.1 The contractor shall use a molded integration approach that uses a CTE (Coefficient of Thermal Expansion) engineered material to form individual layers of large wafer-like structures up to 300 mm x 300 mm. These structures shall use KGD (Known Good Die) and built-in passive components.

3.1.2.2 The contractor shall investigate holding parts in a fixture and molding them into a layer using silica epoxies. Interconnects shall be formed using multilayer metal traces and through vias. The molded layer shall then be reduced to 50-200 microns in thickness.

3.1.2.3 The contractor shall investigate using a hydrophobic/hydrophilic surface preparation to establish conductive areas as a complement to the micro-springs.

3.1.2.4 The contractor shall investigate embedding discrete packaged capacitors into the molded layer. The contractor shall also fabricate multi-layer thin film capacitors on flex.

3.1.2.5 The contractor shall investigate the fabrication of multi-layer spiral inductors in the same flex technology as the capacitors in 3.1.2.4.

3.1.2.6 The contractor shall investigate whether SOI (Silicon On Insulator) and wafer level chips stacks can be accommodated as part of the stack layers.

3.1.2.7 The contractor shall design and fabricate low power reconfigurable interconnect layers.

3.1.3 3D Interconnection Technologies:

3.1.3.1 The contractor shall develop 3D interconnect technology using micro-springs or selective area conductive polymer (or solder) so that one-step attachment is feasible.

3.1.3.2 The contractor shall demonstrate the 3D interconnect technology by stacking up to 8 wafer-like layers. Each layer shall be 25-200 microns thick and 250-300 mm on a side.

3.1.3.3 The contractor shall demonstrate thermal management by implementing thermal plugs in each layer and a thermal management layer which includes silicon-based micro heat pipes, two-phase micro-coolers.

SECTION C, DESCRIPTION/SPECIFICATIONS:

3.1.3.4 The contractor shall further demonstrate thermal management by implementing a micro-jet encapsulated heat exchanger mounted to the side of the stack.

3.1.3.5 The contractor shall investigate the use of a non-contact signaling scheme to be used between stacks.

3.1.4 3D ICs and Architecture:

3.1.4.1 The contractor shall perform a study showing the quantitative advantages of building systems using 3D integration techniques.

3.1.4.2 The contractor shall perform a comparison study of the 3D implementation of the selected mission functionality with that of a 2D implementation using software simulations.

3.1.5 Applications and Demonstrations: The contractor shall fabricate a demonstration vehicle of up to 8 layers containing area interconnects, passive layers, cooling layers, off-the-shelf FPGAs, memory circuits, and analog circuitry shall be fabricated and tested.

3.1.6 Requirements: The contractor shall provide all labor, materials, facilities, and other necessary support to conduct this effort. The contractor shall exercise administrative and financial management functions during the course of this effort such as: scheduling of activities and milestones; describing status, outlining contractor activity and progress on funding and funding changes, program planning; describing in detail the overall results of the effort; documenting any new technological breakthroughs; and summarizing any residual hazards. (CDRL data items # A001, A002, A003, A004, A005, A006, & A007)

3.2 Option 1

3.2.1 Wafer-to-Layer Processes:

3.2.1.1 The contractor shall use the techniques developed in the baseline approach (Tasks 3.1.2 and 3.1.3) to fabricate and test a demonstration stack.

3.2.1.2 The contractor shall fabricate and test stacks with analog, reconfigurable processing (3D FPGA) and memories.

3.2.1.3 The contractor shall fabricate and test a cube containing all three functions described in Task 3.2.1.2.

SECTION C, DESCRIPTION/SPECIFICATIONS:

3.2.2 3D Interconnection Technologies:

3.2.2.1 The contractor shall demonstrate stack-to-stack AC coupling.

3.2.2.2 The contractor shall conduct a critical design review.

3.2.2.3 The contractor shall perform initial reliability testing and qualification of the technology.

3.2.3 3D ICs and Architecture:

3.2.3.1 The contractor shall perform a comparison study of the 3D implementation of the selected mission functionality by hardware tests.

3.2.4 Applications and Demonstrations: The contractor shall fabricate a demonstration vehicle of up to 16 layers containing area interconnects, passive layers, cooling layers, off-the-shelf FPGAs, memory circuits, and analog circuitry shall be fabricated and tested.

3.3 Option 2

3.3.1 The contractor shall design test and fabricate a functional system with a performance goal of 80 TOPS in a volume of 500 cm3, a weight of less than 1 Kg., and power less than 100 W. Analog, reconfigurable, and memory arrays shall be distributed over 32 active layers.

3.3.2 The contractor shall deliver the final hardware demonstration vehicle.

4.1 Deliverables: The contractor shall deliver to the government all non functional stack-ups, arrays, and demonstration vehicles as mechanical samples.